UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: January 24, 2013
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On January 24, 2013, the Management Development and Compensation Committee of the Board of Directors (the “Board”) of KB Home (the “Company”) determined the amount of incentive compensation payable to each of the Company’s eligible executive officers under the Company’s 2012 fiscal year annual incentive compensation program, with the amount payable to the President and Chief Executive Officer also approved by the Board. The final annual incentive amounts for the Company’s named executive officers are set forth in the table below.

Name	Annual Incentive Amount
William R. Hollinger	$300,000
Jeff J. Kaminski	$450,000
Jeffrey T. Mezger	$1,250,000
Albert Z. Praw	$400,000
Brian J. Woram	$400,000

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 30, 2013

KB Home

By:	/s/ Brian J. Woram
Brian J. Woram
Executive Vice President and General Counsel
Registered In-House Counsel